UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 Amendment No.2
                                       to
                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     April 13, 2005

                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

               1-12386                                      13-3717318
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      (Commission File Number)                (IRS Employer Identification No.)

      One Penn Plaza, Suite 4015
          New York, New York                               10119-4015
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As previously reported on Lexington Corporate Properties Trust's (the "Trust") Current Report on Form 8-K dated April 13, 2005 (the "April 13th 8-K"), the Trust, through its subsidiaries and joint venture programs, completed the acquisition of twenty-seven properties from affiliates of Wells Real Estate Investment Trust, Inc. Twenty-one properties were directly acquired by the Trust and six were indirectly acquired by the Trust through various joint venture programs in which the Trust has ownership interests of 25% and 30%.

This Amendment No. 2 to the April 13th 8-K is being filed to amend and restate certain pro forma financial information related to this acquisition.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

     (1) Audited Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2004 for the Non-Net Leased Properties (previously filed on Amendment No. 1 to the April 13th 8-K)

     (2) Unaudited Pro Forma financial information for the Trust is presented as follows:

          o    Introduction  to  Unaudited  Pro  Forma  Condensed   Consolidated
               Financial Statements;

          o Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2004;

          o    Unaudited   Pro  Forma   Condensed   Consolidated   Statement  of
               Operations for the year ended December 31, 2004;

          o Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited);

     (3)  Estimated  Twelve  Month  Pro Forma  Statement  of  Taxable  Operating
          Results for the Non-Net Leased Properties (previously filed on Amendment No. 1 to the April 13th 8-K).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Lexington Corporate Properties Trust


Date: August 15, 2006                    By:/s/ Patrick Carroll
                                            ----------------------------------
                                            Patrick Carroll
                                            Chief Financial Officer

                      Lexington Corporate Properties Trust

 Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2004, reflects the financial position of Lexington Corporate Properties Trust (the "Trust") as if the acquisition of the twenty-seven properties (the "Properties") had occurred on December 31, 2004 (rather than April 13, 2005). The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004, present the results of operations of the Trust as if the acquisition of the Properties, excluding one property that is included in discontinued operations since it is held for sale, had occurred on January 1, 2004 (rather than April 13, 2005).

These unaudited pro forma condensed consolidated financial statements should be read in connection with the financial statements of the Trust for the year ended December 31, 2004, included in the Trust's Annual Report on Form 10-K and the financial statements included in Item 9.01 (a) of the Trust's Amendment No.1 to Form 8-K/A (date of earliest reported event: April 13, 2005).

These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations of the Trust for any future period. Differences could result from, among other considerations, future changes in the Trust's portfolio of investments, changes in interest rates, changes in the capital structure of the Trust, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2004.

                      Lexington Corporate Properties Trust

            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 2004
             (amounts in thousands, except share and per share data)

                                                                          Historical           Properties
                                                                              (A)                  (B)              Pro Forma
                                                                        ----------------    -----------------    ----------------
                                Assets
Real estate, at cost                                                     $    1,407,872           $  396,095         $ 1,803,967
Less: accumulated depreciation                                                  180,610                    -             180,610
                                                                        ----------------    -----------------    ----------------
                                                                              1,227,262              396,095           1,623,357
Properties held for sale - discontinued operations                               13,216               23,682              36,898
Intangible assets                                                                54,736               75,541             130,277
Investment in and advances to non-consolidated entities                         132,738               28,928             161,666
Cash and cash equivalents                                                       146,957             (142,574)              4,383
Deferred expenses                                                                 7,860                2,089               9,949
Rent receivable, current and deferred                                            28,046                    -              28,046
Notes receivable from affiliate                                                  45,800                    -              45,800
Other assets, net                                                                40,471                    -              40,471
                                                                        ----------------    -----------------    ----------------
                                                                         $    1,697,086           $  383,761         $ 2,080,847
                                                                        ================    =================    ================

                 Liabilities and Shareholders' Equity
Liabilities:
Mortgages and notes payable                                              $      765,144           $  366,214         $ 1,131,358
Liabilities - discontinued operations                                             1,688               15,951              17,639
Accounts payable and other liabilities                                           12,406                    -              12,406
Accrued interest payable                                                          5,808                    -               5,808
Prepaid rent                                                                      3,818                    -               3,818
Deferred revenue                                                                  4,173                1,596               5,769
                                                                        ----------------    -----------------    ----------------
                                                                                793,037              383,761           1,176,798
Minority interest                                                                56,759                    -              56,759
                                                                        ----------------    -----------------    ----------------
                                                                                849,796              383,761           1,233,557
                                                                        ----------------    -----------------    ----------------
Shareholders' Equity
Preferred shares, par value $0.0001 per share, authorized 10,000,000
shares:                                                                               -                    -                   -
Series B Cumulative Redeemable Preferred, liquidation preference
$79,000, 3,160,000 shares issued and outstanding                                 76,315                    -              76,315
Series C Cumulative Convertible Preferred, liquidation preference
$135,000, 2,700,000 shares issued and outstanding                               131,126                    -             131,126
Common shares, par value $0.0001 per share, authorized 80,000,000
shares, 48,621,273 shares issued and outstanding                                      5                    -                   5
Additional paid-in-capital                                                      766,882                    -             766,882
Deferred compensation, net                                                       (8,692)                   -              (8,692)
Accumulated distribution in excess of net income                               (118,346)                   -            (118,346)
                                                                        ----------------    -----------------    ----------------
Total shareholders' equity                                                      847,290                    -             847,290
                                                                        ----------------    -----------------    ----------------
                                                                         $    1,697,086           $  383,761         $ 2,080,847
                                                                        ================    =================    ================
See accompanying notes to unaudited pro forma condensed  consolidated  financial statements.



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                      Lexington Corporate Properties Trust

       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                December 31, 2004
             (amounts in thousands, except share and per share data)

                                                                                    Pro Forma
                                                                               Adjustments of the             Pro Forma as
                                                          Historical (AA)          Properties                   Adjusted
                                                          -----------------    --------------------         -----------------
Revenues:
Rental                                                       $     140,003             $    42,276    (BB)       $   182,279
Advisory fees                                                        4,885                   2,221    (BB)             7,106
Tenant reimbursement                                                 6,337                   6,160    (BB)            12,497
                                                          -----------------    --------------------         -----------------
   Total gross revenues                                            151,225                  50,657                   201,882
Expenses applicable to revenues:
   Depreciation and amortization                                   (38,930)                (27,093)   (CC)           (66,023)
   Property operating                                              (10,451)                 (8,458)   (BB)           (18,909)
General and administrative                                         (13,939)                      -                   (13,939)
Write-off - tenant bankruptcy                                       (2,884)                      -                    (2,884)
Non-operating income                                                 3,276                       -                     3,276
Interest and amortization expense                                  (46,437)                (18,586)   (DD)           (65,023)
                                                          -----------------    --------------------         -----------------
Income (loss) before provision for income taxes,
  minority interests, equity in earnings of
  non-consolidated entities and discontinued operations             41,860                  (3,480)                   38,380
Provision for income taxes                                          (1,181)                      -                    (1,181)
Minority interests                                                  (4,196)                      -                    (4,196)
Equity in earnings of non-consolidated entities                      7,194                  (1,340)   (EE)             5,854
                                                          -----------------    --------------------         -----------------
Income (loss) from continuing operations                     $      43,677             $    (4,820)              $    38,857
                                                          =================    ====================         =================

Basic - Income from continuing operations                    $        0.79                                       $      0.69
                                                          =================                                 =================
Diluted - Income from continuing operations                  $        0.79                                       $      0.68
                                                          =================                                 =================
Basic weighted average shares outstanding                       46,551,328                                        46,551,328
Diluted weighted average shares outstanding                     52,048,909                                        46,682,743

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                      Lexington Corporate Properties Trust

   Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

Adjustments to Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the pro forma condensed consolidated balance sheet as of December 31, 2004 are as follows:

     (A) Reflects the Trust's historical condensed consolidated balance sheet as of December 31, 2004.

     (B)  Reflects the pro forma acquisition of the Properties as follows:

     Assets purchased:
          Building                                                  $ 352,665
          Land                                                         43,430
                                                                 -------------
             Total real estate, at cost                               396,095
          Properties held for sale - discontinued operations           23,682
          Intangible assets                                            75,541
          Investment in non-consolidated entities                      28,928
          Deferred expenses                                             2,089
     Less liabilities:
          Mortgages and notes payable                                 366,214
          Liabilities - discontinued oprerations                       15,951
          Deferred revenue - below-market leases                        1,596
                                                                 -------------
          Cash paid                                                 $ 142,574
                                                                 =============


Adjustments to Pro Forma Condensed Consolidated Statement of Operations

The adjustments to the pro forma condensed consolidated statement of operations for the year ended December 31, 2004 are as follows:

     (AA) Reflects the Trust's historical condensed consolidated statement of operations for the year ended December 31, 2004.

     (BB) Reflects the pro forma acquisition of the Properties as follows:

       Increase in rental revenues reflects (i) the recalculation of straight-line rents as of January 1, 2004 and (ii) the amortization of above and below-market leases on a straight-line basis over the remaining term of in-place leases.

       Increase in advisory fees reflects acquisition, financing and asset management fees for the twelve months ended December 31, 2004 related to Properties purchased by non-consolidated entities.

       Increase in property operating expenses and tenant reimbursement income reflects operating activities of the Properties during the twelve months ended December 31, 2004.

     (CC) Depreciation has been adjusted to reflect the Properties total acquisition cost depreciated on a straight line basis over the estimated economic useful life of the real estate. Amortization includes the pro forma effect of amortization of intangibles on a straight-line basis over the remaining term of the respective leases.

     (DD) The pro forma adjustment to interest expense reflects additional interest expense as a result of new mortgages obtained (at a weighted average rate of 5.20%) and an assumed borrowing draw on the Company's unsecured revolving credit facility (at a rate of 3.96%) to fund the acquisitions. The pro forma adjustment to amortization expense reflects the pro forma adjustment of deferred mortgage costs which are amortized over the term of the related mortgages.

     (EE) The pro forma adjustment to equity in earnings of non-consolidated entities reflects the net income statement impact of the six Properties purchased by non-consolidated entities.